EXHIBIT 99 STRUCTURAL TERM SHEETS

GSR 02-8 10-1s

Balance	$771,364,000.00	Delay	24	Formula	if curmonth le 57	WAC(2)	4.789
Coupon	4.789	Dated	8/1/2003	NET(2)	then 4.12 else CMT	4.629466
Settle	8/29/2003	First Payment	9/25/2003	WAM(2)	_1yr+1.75	358

Price	CPR 15	CPR 18	CPR 20	CPR 25	CPR 30	CPR 40	CPR 50	CPR 60	CPR 70
100-04	4.7197	4.7063	4.6962	4.6646	4.6298	4.5531	4.4622	4.3539	4.2169	Yield
100-04	123	147	165	209	245	284	301	307	299	Spread
100-05	4.7116	4.6972	4.6864	4.6525	4.6153	4.5333	4.436	4.3201	4.1735	Yield
100-05	122	146	164	208	244	282	298	304	295	Spread
100-06	4.7034	4.6880	4.6765	4.6405	4.6008	4.5134	4.4098	4.2863	4.1302	Yield
100-06	121	145	163	207	242	280	296	300	291	Spread
100-07	4.6952	4.6789	4.6667	4.6284	4.5863	4.4936	4.3836	4.2526	4.0869	Yield
100-07	120	144	162	206	241	278	293	297	286	Spread
100-08	4.6870	4.6698	4.6569	4.6164	4.5718	4.4738	4.3574	4.2189	4.0436	Yield
100-08	120	143	161	205	239	276	290	293	282	Spread

100-09	4.6789	4.6607	4.6471	4.6044	4.5574	4.454	4.3312	4.1852	4.0003	Yield
100-09	119	142	160	203	238	274	288	290	278	Spread

100-10	4.6707	4.6516	4.6372	4.5923	4.5429	4.4342	4.3051	4.1515	3.9571	Yield
100-10	118	141	159	202	236	272	285	287	274	Spread
100-11	4.6626	4.6425	4.6274	4.5803	4.5285	4.4144	4.279	4.1179	3.914	Yield
100-11	117	140	158	201	235	270	283	283	269	Spread
100-12	4.6544	4.6334	4.6176	4.5683	4.5140	4.3946	4.2529	4.0842	3.8708	Yield
100-12	116	139	157	200	233	268	280	280	265	Spread
100-13	4.6463	4.6243	4.6078	4.5563	4.4996	4.3749	4.2268	4.0506	3.8277	Yield
100-13	115	138	156	199	232	266	277	277	261	Spread
100-14	4.6381	4.6152	4.5980	4.5443	4.4852	4.3551	4.2007	4.017	3.7846	Yield
100-14	115	138	155	197	231	264	275	273	256	Spread

WAL	4.533	4.020	3.697	2.936	2.393	1.702	1.267	0.971	0.75
Mod Durn	3.803	3.410	3.163	2.581	2.147	1.568	1.188	0.922	0.718
Mod Convexity	0.253	0.213	0.187	0.127	0.089	0.049	0.029	0.018	0.012
Principal Window	Sep03-	Sep03-	Sep03-	Sep03-	Sep03-	Sep03-	Sep03-	Sep03-	Sep03-
	Apr13	Apr13	Jan13	Mar11	Oct09	Jan08	Nov06	Feb06	Jul05

CMT_1YR	1.1100	1.1100	1.1100	1.1100	1.1100	1.11	1.11	1.33	1.33
Prepay	15 CPR	18 CPR	20 CPR	25 CPR	30 CPR	40 CPR	50 CPR	60 CPR	70 CPR
Opt Redemption	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)

Swaps	Mat	.5YR	1YR	2YR	3YR	4YR	5YR	6YR	7YR	8YR	9YR	10YR	15YR
	Yld	1.152	1.292	1.8965	2.616	3.23	3.721	4.0685	4.3395	4.5525	4.73	4.875	5.3385

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR10s - Price/Yield - SNR_15

Balance	$109,612,590.85	Delay	24	WAC(1)	5.071997473
Coupon	4.694	Dated	8/1/2003	NET(1)	4.694497
Settle	8/29/03	First Payment	9/25/2003	WAM(1)	118

Price	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR	50 CPR	60 CPR
96-30	5.0943	5.0943	5.0957	5.1441	5.2295	5.3236	5.5269	5.7692	6.0854	Yield
96-30	25	25	25	48	93	140	230	317	402	Spread
96-31	5.0901	5.0901	5.0915	5.1394	5.2239	5.3169	5.5179	5.7573	6.0698	Yield
96-31	24	24	25	47	93	140	230	316	400	Spread
97-00	5.0859	5.0859	5.0873	5.1347	5.2182	5.3101	5.5088	5.7454	6.0543	Yield
97-00	24	24	24	47	92	139	229	314	398	Spread
97-01	5.0817	5.0817	5.0831	5.1301	5.2126	5.3034	5.4997	5.7335	6.0387	Yield
97-01	23	23	24	46	92	138	228	313	397	Spread
97-02	5.0776	5.0776	5.0789	5.1254	5.2070	5.2967	5.4906	5.7216	6.0232	Yield
97-02	23	23	23	46	91	137	227	312	395	Spread

97-03	5.0734	5.0734	5.0747	5.1208	5.2013	5.2900	5.4816	5.7098	6.0076	Yield
97-03	22	22	23	46	90	137	226	311	394	Spread

97-04	5.0692	5.0692	5.0705	5.1162	5.1957	5.2832	5.4725	5.6979	5.9921	Yield
97-04	22	22	22	45	90	136	225	310	392	Spread
97-05	5.0650	5.0650	5.0663	5.1115	5.1901	5.2765	5.4634	5.6860	5.9766	Yield
97-05	22	22	22	45	89	135	224	308	391	Spread
97-06	5.0608	5.0608	5.0621	5.1069	5.1844	5.2698	5.4544	5.6742	5.9611	Yield
97-06	21	21	22	44	89	135	223	307	389	Spread
97-07	5.0566	5.0566	5.0579	5.1022	5.1788	5.2631	5.4453	5.6623	5.9456	Yield
97-07	21	21	21	44	88	134	222	306	388	Spread
97-08	5.0525	5.0525	5.0537	5.0976	5.1732	5.2564	5.4363	5.6505	5.9301	Yield
97-08	20	20	21	43	88	133	221	305	386	Spread

WAL	9.822	9.822	9.800	8.636	6.845	5.578	3.988	2.980	2.241
Mod Durn	7.657	7.657	7.643	6.901	5.692	4.772	3.536	2.702	2.065
Mod Convexity	0.714	0.714	0.711	0.578	0.389	0.273	0.151	0.090	0.055
Principal Window	Jun13-	Jun13-	Dec12-	Aug10-	Feb09-	Feb08-	Oct06-	Dec05-	Jun05-
	Jun13	Jun13	Jun13	Oct12	Dec10	Aug09	Dec07	Nov06	Jan06

CMT_1YR	1.11	1.11	1.11	1.11	1.11	1.11	1.11	1.3300	1.3300
Prepay(1)	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR	50 CPR	60 CPR
Prepay(2)	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	45 CPR	55 CPR	65 CPR
Optional Redemption	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)

Swap	Mat	.5YR	1YR	2YR	3YR	4YR	5YR	6YR	7YR	8YR	9YR	10YR	15YR
	Yld	1.152	1.292	1.8965	2.616	3.23	3.721	4.0685	4.3395	4.5525	4.73	4.875	5.3385

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Class	Rating	Size(mm)	AVL*	Px Guidance
A1	Aaa/AAA	771.3	3.70	Swaps+165
B1	AA	10.7	6.17	TSY +150
B2	A	3.2	6.17	TSY +165
B3	BBB	2.4	6.17	TSY +240

* AVL of the A1 class is to the earlier of the Bond Reset Date or the 10% clean-up call at a 20% CPR.

*** Copies of the offering circular describing the offering may be obtained from the offices of Goldman, Sachs & Co. at 85 Broad Street, New York, NY 10004, attention: Prospectus Department.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSR0308 -- AAA PT

Balance	771,364,000	Delay	24
Coupon	WAC	Dated	8/1/2003
Settle	8/29/2003	First Payment	9/25/2003

Price	10 CPR	15 CPR	18 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR	50 CPR	60 CPR

99-12	4.90	4.92	4.93	4.93	4.96	4.98	5.01	5.03	5.10	5.17	Yield
	91	134	158	177	223	262	292	315	351	377	Spread

99-14	4.89	4.90	4.91	4.91	4.93	4.95	4.97	4.99	5.04	5.10	Yield
	89	133	156	175	220	259	289	311	345	370	Spread

99-16	4.88	4.88	4.89	4.89	4.91	4.92	4.94	4.95	4.99	5.03	Yield
	88	131	155	173	218	257	285	307	340	363	Spread

99-18	4.86	4.87	4.87	4.87	4.88	4.89	4.90	4.91	4.94	4.96	Yield
	86	129	153	171	215	254	282	303	335	357	Spread

99-20	4.85	4.85	4.85	4.85	4.86	4.86	4.87	4.87	4.88	4.90	Yield
	85	128	151	169	213	251	278	299	329	350	Spread

99-22	4.83	4.83	4.83	4.83	4.83	4.83	4.83	4.83	4.83	4.83	Yield
	84	126	149	167	211	248	275	295	324	343	Spread

99-24	4.82	4.82	4.82	4.81	4.81	4.80	4.80	4.79	4.78	4.76	Yield
	82	124	147	165	208	245	271	291	319	336	Spread

99-26	4.81	4.80	4.80	4.79	4.79	4.77	4.76	4.75	4.72	4.69	Yield
	81	123	145	163	206	242	268	287	314	329	Spread

99-28	4.79	4.79	4.78	4.77	4.76	4.75	4.73	4.71	4.67	4.62	Yield
	80	121	144	161	203	239	264	283	308	322	Spread

99-30	4.78	4.77	4.76	4.76	4.74	4.72	4.69	4.67	4.62	4.56	Yield
	78	119	142	159	201	236	261	279	303	316	Spread

100-00	4.77	4.75	4.74	4.74	4.71	4.69	4.66	4.63	4.57	4.49	Yield
	77	118	140	157	198	233	258	275	298	309	Spread

100-02	4.75	4.74	4.72	4.72	4.69	4.66	4.63	4.59	4.51	4.42	Yield
	76	116	138	155	196	230	254	271	293	302	Spread

100-04	4.74	4.72	4.71	4.70	4.66	4.63	4.59	4.55	4.46	4.35	Yield
	74	114	136	153	194	227	251	267	287	295	Spread

WAL	5.598	4.533	4.020	3.697	2.936	2.393	2.000	1.702	1.266	0.971

Principal Window	Sep03-	Sep03-	Sep03-	Sep03-	Sep03-	Sep03-	Sep03-	Sep03-	Sep03-	Sep03-
	Apr13	Apr13	Apr13	Jan13	Mar11	Oct09	Oct08	Jan08	Nov06	Feb06

Cleanup Call	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)	Call(Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus supplement.

October 6, 2003

Preliminary Structural Term Sheet

$733,712,000 (Approximate) GSR Mortgage Loan Trust 2003-10 GS Mortgage Securities Corp., Depositor Mortgage Pass-Through Certificates, Series 2003-10

Overview of the Offered Certificates

Certificates	Approximate Principal Balance		Expected Credit Support	Initial Pass-Through Rate (2)	Type	Estimated Avg. Life (yrs) (3)	Principal Payment Window (4)	Moody's/S&P Ratings (5)

1A1	$250,000,000		2.45%	4.781	PT WAC	2.93	11/03-05/11	Aaa/AAA
1A2	$128,450,000		2.45%	[~]	SEQ FIXED	0.50	11/03-10/04	Aaa/AAA
1A3	$ 48,425,000		2.45%	[~]	SEQ FIXED	1.25	10/04-04/05	Aaa/AAA
1A4	$ 89,215,000		2.45%	[~]	SEQ FIXED	2.00	04/05-05/06	Aaa/AAA
1A5	$ 52,820,000		2.45%	[~]	SEQ FIXED	3.00	05/06-04/07	Aaa/AAA
1A6	$ 47,761,000		2.45%	4.781	SEQ WAC	4.00	04/07-05/08	Aaa/AAA
1A7	$ 76,893,000		2.45%	4.781	SEQ WAC	6.00	05/08-05/11	Aaa/AAA
1A8	$ 40,148,000		2.45%	4.781	SEQ WAC	7.57	05/11-05/11	Aaa/AAA
1A9	$483,712,000	(1)	NA	[~]	IO	NA	NA	Aaa/AAA

Total	$733,712,000

(1)	Notional Amount. The initial Class 1A9 Notional Amount for any distribution date will equal the aggregate certificate balance of the Class 1A2, Class 1A3, Class 1A4, Class 1A5, Class 1A6, Class 1A7 and Class 1A8 Certificates immediately preceding that Distribution Date.
(2)	See the Coupons of the Certificates section of this Structural Term Sheet for more information on the Pass-Through Rates of the Certificates.
(3)	Assuming payment based on a pricing speed of 25% CPR to the earlier of the Bond Reset Date or the 10% Optional Call for the Senior Certificates.
(4)	The Stated Final Maturity for the Certificates is the Distribution Date occurring in August 2033.
(5)	The Senior Certificates are expected to be rated by Moody’s and S&P.

Coupons of the Certificates

Class	Bond Reset Date(1)	Initial Coupon	Coupon After Bond Reset Date

1A1	[June 2013]	4.781%	NA

The Minimum of the (1) Group I Net
1A2	[June 2013]	[ ]	WAC and (2) 1 Year CMT plus 175 bps

The Minimum of the (1) Group I Net
1A3	[June 2013]	[ ]	WAC and (2) 1 Year CMT plus 175 bps

The Minimum of the (1) Group I Net
1A4	[June 2013]	[ ]	WAC and (2) 1 Year CMT plus 175 bps

The Minimum of the (1) Group I Net
1A5	[June 2013]	[ ]	WAC and (2) 1 Year CMT plus 175 bps

The Minimum of the (1) Group I Net
1A6	[June 2013]	[ ]	WAC and (2) 1 Year CMT plus 175 bps

The Minimum of the (1) Group I Net
1A7	[June 2013]	[ ]	WAC and (2) 1 Year CMT plus 175 bps

The Minimum of the (1) Group I Net
1A8	[June 2013]	[ ]	WAC and (2) 1 Year CMT plus 175 bps

1A9	N/A	[ ]	Excess Interest

(1)	To the earlier of the Bond Reset Date or the 10% Optional Call for the Senior Certificates.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus supplement.

October 23, 2003

Final Structural Term Sheet

$920,034,000 (Approximate) GSR Mortgage Loan Trust 2003-10 GS Mortgage Securities Corp., Depositor Mortgage Pass-Through Certificates, Series 2003-10

Overview of the Offered Certificates

Certificates	Approximate Principal Balance	Expected Credit Support	Initial Pass-Through Rate (2)	Collateral Group	Type	Estimated Avg. Life (yrs) (3)	Principal Payment Window (4)	Moody's/ S&P Ratings (5)

1A1	$319,978,000	2.45%	4.77%	I	PT	2.95	11/03-08/11	Aaa/AAA
1A2	$35,995,000	2.45%	1.79%	I	SEQ FIX	0.50	11/03-10/04	Aaa/AAA
1A3	$13,570,000	2.45%	3.82%	I	SEQ FIX	1.25	10/04-04/05	Aaa/AAA
1A4	$50,000,000	2.45%	4.51%	I	SEQ FIX	2.00	04/05-05/06	Aaa/AAA
1A5	$29,735,000	2.45%	4.77%	I	SEQ PT	3.00	05/06-04/07	Aaa/AAA
1A6	$26,615,000	2.45%	4.77%	I	SEQ PT	4.00	04/07-05/08	Aaa/AAA
1A7	$42,821,000	2.45%	4.77%	I	SEQ PT	6.00	05/08-08/11	Aaa/AAA
1A8	$22,789,000	2.45%	4.77%	I	SEQ PT	7.82	08/11-08/11	Aaa/AAA
1A9	$99,565,000(1)	2.45%	1.34%	I	IO	NA	NA	Aaa/AAA
1A10	$49,565,000	2.45%	4.77%	I	SEQ PT	0.71	11/03-04/05	Aaa/AAA
1A11	$100,000,000	2.45%	4.77%	I	PT/Super Senior	2.95	11/03-08/11	Aaa/AAA
1A12	$582,000	2.45%	4.77%	I	PT/ Super Senior Support	2.95	11/03-08/11	Aa1/AAA
2A1	$198,263,000	2.45%	4.51%	II	PT/Super Senior	3.26	11/03-08/11	Aaa/AAA
2A2	$5,108,000	2.45%	4.51%	II	PT/Super Senior Support	3.26	11/03-08/11	Aa1/AAA
3A1	$25,013,000	2.45%	4.98%	III	PT	2.96	11/03-08/11	Aaa/AAA

Total	$920,034,000

(1)	Notional Amount. The initial Class 1A9 Notional Amount for any distribution date will equal the aggregate certificate balance of the Class 1A2, Class 1A3, and Class 1A4 Certificates immediately preceding that Distribution Date.
(2)	See the Coupons of the Certificates section of this Structural Term Sheet for more information on the Pass-Through Rates of the Certificates.
(3)	Assuming payment based on a pricing speed of 25% CPR for Group 1 and Group 3 and 22% CPR for Group 2 to the earlier of the Bond Reset Date or the 10% Optional Call for the Senior Certificates.
(4)	The Stated Final Maturity for the Certificates is the Distribution Date occurring in October 2033.
(5)	The Senior Certificates are expected to be rated by Moody's and S & P.

Coupons of the Certificates

Class	Bond Reset Date(1)	Initial Coupon	Coupon After Bond Reset Date

1A1	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

1A2	June 2013	1.79%	The Minimum of the (1) Group I Net WAC and (2) 1 Year CMT plus 175 bps

1A3	June 2013	3.82%	The Minimum of the (1) Group I Net WAC and (2) 1 Year CMT plus 175 bps

1A4	June 2013	4.51%	The Minimum of the (1) Group I Net WAC and (2) 1 Year CMT plus 175 bps

1A5	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

1A6	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

1A7	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

1A8	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

1A9	June 2013	1.34%	Excess Interest from 1A2, 1A3 and 1A4

1A10	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

1A11	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

1A12	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

2A1	August 2013	4.51%	Net WAC (approximately 1 Year CMT plus 237 bps)

2A2	August 2013	4.51%	Net WAC (approximately 1 Year CMT plus 237 bps)

3A1	July 2013	4.98%	Net WAC (approximately 1 Year CMT plus 237 bps)

(1)	The certificates are priced to the earlier of the Bond Reset Date or the 10% Optional Call for the Senior Certificates.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus supplement.

October 23, 2003

Final Structural Term Sheet

$920,034,000 (Approximate) GSR Mortgage Loan Trust 2003-10 GS Mortgage Securities Corp., Depositor Mortgage Pass-Through Certificates, Series 2003-10

Overview of the Offered Certificates

Certificates	Approximate Principal Balance	Expected Credit Support	Initial Pass-Through Rate (2)	Collateral Group	Type	Estimated Avg. Life (yrs) (3)	Principal Payment Window (4)	Moody's/ S&P Ratings (5)

1A1	$319,978,000	2.45%	4.77%	I	PT	2.95	11/03-08/11	Aaa/AAA
1A2	$35,995,000	2.45%	1.79%	I	SEQ FIX	0.50	11/03-10/04	Aaa/AAA
1A3	$13,570,000	2.45%	3.82%	I	SEQ FIX	1.25	10/04-04/05	Aaa/AAA
1A4	$50,000,000	2.45%	4.51%	I	SEQ FIX	2.00	04/05-05/06	Aaa/AAA
1A5	$29,735,000	2.45%	4.77%	I	SEQ PT	3.00	05/06-04/07	Aaa/AAA
1A6	$26,615,000	2.45%	4.77%	I	SEQ PT	4.00	04/07-05/08	Aaa/AAA
1A7	$42,821,000	2.45%	4.77%	I	SEQ PT	6.00	05/08-08/11	Aaa/AAA
1A8	$22,789,000	2.45%	4.77%	I	SEQ PT	7.82	08/11-08/11	Aaa/AAA
1A9	$99,565,000(1)	2.45%	1.34%	I	IO	NA	NA	Aaa/AAA
1A10	$49,565,000	2.45%	4.77%	I	SEQ PT	0.71	11/03-04/05	Aaa/AAA
1A11	$100,000,000	2.45%	4.77%	I	PT/Super Senior	2.95	11/03-08/11	Aaa/AAA
1A12	$582,000	2.45%	4.77%	I	PT/ Super Senior Support	2.95	11/03-08/11	Aa1/AAA
2A1	$198,263,000	2.45%	4.51%	II	PT/Super Senior	3.26	11/03-08/11	Aaa/AAA
2A2	$5,108,000	2.45%	4.51%	II	PT/Super Senior Support	3.26	11/03-08/11	Aa1/AAA
3A1	$25,013,000	2.45%	4.98%	III	PT	2.96	11/03-08/11	Aaa/AAA

Total	$920,034,000

(1)	Notional Amount. The initial Class 1A9 Notional Amount for any distribution date will equal the aggregate certificate balance of the Class 1A2, Class 1A3, and Class 1A4 Certificates immediately preceding that Distribution Date.
(2)	See the Coupons of the Certificates section of this Structural Term Sheet for more information on the Pass-Through Rates of the Certificates.
(3)	Assuming payment based on a pricing speed of 25% CPR for Group 1 and Group 3 and 22% CPR for Group 2 to the earlier of the Bond Reset Date or the 10% Optional Call for the Senior Certificates.
(4)	The Stated Final Maturity for the Certificates is the Distribution Date occurring in October 2033.
(5)	The Senior Certificates are expected to be rated by Moody's and S & P.

Coupons of the Certificates

Class	Bond Reset Date(1)	Initial Coupon	Coupon After Bond Reset Date

1A1	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

1A2	June 2013	1.79%	The Minimum of the (1) Group I Net WAC and (2) 1 Year CMT plus 175 bps

1A3	June 2013	3.82%	The Minimum of the (1) Group I Net WAC and (2) 1 Year CMT plus 175 bps

1A4	June 2013	4.51%	The Minimum of the (1) Group I Net WAC and (2) 1 Year CMT plus 175 bps

1A5	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

1A6	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

1A7	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

1A8	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

1A9	June 2013	1.34%	Excess Interest from 1A2, 1A3 and 1A4

1A10	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

1A11	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

1A12	June 2013	4.77%	Net WAC (approximately 1 Year CMT plus 237 bps)

2A1	August 2013	4.51%	Net WAC (approximately 1 Year CMT plus 237 bps)

2A2	August 2013	4.51%	Net WAC (approximately 1 Year CMT plus 237 bps)

3A1	July 2013	4.98%	Net WAC (approximately 1 Year CMT plus 237 bps)

(1)	The certificates are priced to the earlier of the Bond Reset Date or the 10% Optional Call for the Senior Certificates.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.